UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
  WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 30 , 2009

Cyalume Technologies Holdings, Inc.
__________________________________________
 (Exact name of registrant as specified in its charter)

Delaware	000-52247	20-3200738
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

96 Windsor Street, West Springfield, Massachusetts		01089
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:		(413) 858-2500

Not Applicable
 ______________________________________________
 Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On March 30, 2009, Cyalume Technologies Holdings, Inc. issued a press release relating to its results for the fourth quarter and year ended December 31, 2008. On March 31, 2009, Cyalume Technologies Holdings, Inc. held a public conference call for investors to discuss its financial results for the fourth quarter and year ended December 31, 2008. The full texts of the conference call and press release are furnished herewith as Exhibit 99.1 and 99.2.

Item 9.01 Financial Statements and Exhibits.

(d)Exhibits:

Exhibit No.	Description

99.1	Cyalume Technologies Holdings, Inc. Operating Results for the Fourth Quarter and Year Ended December 31, 2008 Earnings Call Transcript.
99.2	Press release dated March 30, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cyalume Technologies Holdings, Inc.

April 2, 2009	By:	/s/ Derek Dunaway
Name: Derek Dunaway
Title: Chief Executive Officer and President

Exhibit Index

Exhibit No.	Description

99.1	Cyalume Technologies Holdings, Inc. Operating Results for the Fourth Quarter and Year Ended December 31, 2008 Earnings Call Transcript.
99.2	Press release dated March 30, 2009.